Filed Pursuant to Rule 433
                                                          File No. 333-130543-02

Securitized Asset Backed Receivables LLC Trust 2006-NC2
All records

1. Summary Statistics

As-of / Cut-off Date: 2006-05-01
Number of Mortgage Loans: 3,405
Aggregate Principal Balance ($): 613,603,037
Weighted Average Current Mortgage Rate (%): 8.303
Non-Zero Weighted Average Margin (%): 6.182
Non-Zero Weighted Average Maximum Rate (%): 15.223
Non-Zero Weighted Average Months to Roll: 21
Weighted Average Stated Original Term (months): 359
Weighted Average Stated Remaining Term (months): 355
Weighted Average Combined Original LTV (%): 80.81
% First Liens: 94.39
% Owner Occupied: 90.31
% Purchase: 38.77
% Full Documentation: 53.65
Weighted Average FICO Score: 619

2. Product Types


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Product                                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Types                                       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
ARM - 2 Year/6 Month Libor                    1,293        $207,880,204               33.88%      8.547%         356          79.81%
ARM - 2 Year/6 Month Libor/
30-40 Balloon                                   537         135,642,594               22.11       8.288          356          80.33
ARM - 2 Year/6 Month Libor/
5 Year Interest Only                            223          79,308,483               12.93       7.564          357          81.13
ARM - 3 Year/6 Month Libor                       93          15,578,337                2.54       8.225          355          82.99
ARM - 3 Year/6 Month Libor/
30-40 Balloon                                   102          25,353,693                4.13       7.515          356          80.11
ARM - 3 Year/6 Month Libor/
5 Year Interest Only                             20           5,004,097                0.82       7.465          356          78.55
ARM - 5 Year/6 Month Libor/
7 Year Interest Only                              1             119,191                0.02       7.000          354          80.00
Balloon - 30/40                                  59          11,037,418                1.80       7.813          356          77.42
Fixed - 10 Year                                   2             159,930                0.03       9.656          116          93.26
Fixed - 15 Year                                  24           2,175,978                0.35       8.327          175          62.40
Fixed - 20 Year                                  26           3,213,946                0.52       8.033          236          75.78
Fixed - 25 Year                                   4             349,595                0.06       7.592          294          87.90
Fixed - 30 Year                               1,021         127,779,569               20.82       8.632          355          83.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


3. Range of Gross Interest Rates (%)


                                                                            % of Mortgage      Weighted    Weighted
Range of                                                                    Loan Pool by       Average      Average      Weighted
Gross                                     Number of       Aggregate           Aggregate         Gross      Remaining     Average
Interest                                  Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)                                   Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
5.000% - 5.999%                                  49         $16,459,420                2.68%      5.912%         348          78.36%
6.000% - 6.999%                                 307          86,604,340               14.11       6.652          354          76.83
7.000% - 7.999%                                 793         187,574,701               30.57       7.575          355          79.12
8.000% - 8.999%                                 887         161,397,815               26.30       8.527          355          79.92
9.000% - 9.999%                                 684          98,511,887               16.05       9.470          355          83.28
10.000% - 10.999%                               325          37,257,548                6.07      10.464          354          86.96
11.000% - 11.999%                               234          18,010,757                2.94      11.401          354          93.92
12.000% - 12.999%                               118           7,390,544                1.20      12.356          354          98.31
13.000% - 13.999%                                 8             396,026                0.06      13.297          356         100.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 5.275%
Maximum: 13.700%
Weighted Average: 8.303%

4. Range of Cut-off Date Principal Balances ($)


                                                                            % of Mortgage      Weighted    Weighted
Range of                                                                    Loan Pool by       Average      Average      Weighted
Cut-off                                   Number of       Aggregate           Aggregate         Gross      Remaining     Average
Date Principal                            Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Balances ($)                                Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
$1 - $25,000                                     33            $667,670                0.11%     11.398%         355          99.46%
$25,001 - $50,000                               220           8,877,824                1.45      10.488          345          87.27
$50,001 - $75,000                               465          29,396,970                4.79       9.681          353          85.51
$75,001 - $100,000                              481          41,747,012                6.80       9.261          352          83.64
$100,001 - $125,000                             365          40,934,291                6.67       9.015          353          82.18
$125,001 - $150,000                             316          43,546,116                7.10       8.716          353          79.80
$150,001 - $175,000                             231          37,401,927                6.10       8.430          355          78.95
$175,001 - $200,000                             207          39,063,943                6.37       8.383          356          78.29
$200,001 - $225,000                             140          29,783,575                4.85       8.549          356          78.52
$225,001 - $250,000                             133          31,626,101                5.15       8.218          354          78.54
$250,001 - $275,000                             120          31,457,722                5.13       7.789          355          79.85
$275,001 - $300,000                             123          35,459,109                5.78       7.986          356          79.43
$300,001 - $325,000                              88          27,599,355                4.50       7.924          356          80.25
$325,001 - $350,000                              75          25,286,021                4.12       7.888          356          79.35
$350,001 - $375,000                              63          22,809,735                3.72       7.929          356          81.75
$375,001 - $400,000                              48          18,597,719                3.03       7.901          356          80.43
$400,001 - $425,000                              52          21,517,715                3.51       7.821          352          80.13
$425,001 - $450,000                              49          21,518,211                3.51       7.794          354          82.26
$450,001 - $475,000                              37          17,109,756                2.79       7.622          356          80.40
$475,001 - $500,000                              38          18,586,138                3.03       7.585          356          82.70
$500,001 - $750,000                             117          66,831,456               10.89       7.614          356          81.74
$750,001 - $1,000,000                             2           1,669,506                0.27       6.635          356          84.57
$1,000,001 >=                                     2           2,115,167                0.34       7.445          356          68.92
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: $14,231
Maximum: $1,066,373
Average: $180,206

5. Range of Original Terms (month)


                                                                            % of Mortgage      Weighted    Weighted
Range of                                                                    Loan Pool by       Average      Average      Weighted
Original                                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
Terms                                     Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)                                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
120                                               2            $159,930                0.03%      9.656%         116          93.26%
180                                              24           2,175,978                0.35       8.327          175          62.40
240                                              26           3,213,946                0.52       8.033          236          75.78
300                                               4             349,595                0.06       7.592          294          87.90
360                                           3,349         607,703,588               99.04       8.305          356          80.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 120
Maximum: 360
Weighted Average: 359

6. Range of Remaining Terms (month)


                                                                            % of Mortgage      Weighted    Weighted
Range of                                                                    Loan Pool by       Average      Average      Weighted
Remaining                                 Number of       Aggregate           Aggregate         Gross      Remaining     Average
Terms                                     Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
(month)                                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
61 - 120                                          2            $159,930                0.03%      9.656%         116          93.26%
121 - 180                                        24           2,175,978                0.35       8.327          175          62.40
181 - 240                                        26           3,213,946                0.52       8.033          236          75.78
241 - 300                                         4             349,595                0.06       7.592          294          87.90
301 - 360                                     3,349         607,703,588               99.04       8.305          356          80.90
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 114
Maximum: 357
Weighted Average: 355

7. Range of Combined Original LTV Ratios (%)


                                                                            % of Mortgage      Weighted    Weighted
Range of                                                                    Loan Pool by       Average      Average      Weighted
Combined                                  Number of       Aggregate           Aggregate         Gross      Remaining     Average
Original                                  Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
LTV Ratios (%)                              Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
10.01% - 15.00%                                   2            $253,797                0.04%      8.184%         318          13.35%
15.01% - 20.00%                                   2             185,572                0.03       7.782          357          18.69
20.01% - 25.00%                                   3             239,722                0.04       9.377          357          22.79
25.01% - 30.00%                                  11             909,609                0.15       8.604          317          28.31
30.01% - 35.00%                                   7             793,168                0.13       8.035          337          32.42
35.01% - 40.00%                                  25           3,030,180                0.49       8.215          356          37.93
40.01% - 45.00%                                  29           3,952,995                0.64       7.439          354          43.00
45.01% - 50.00%                                  32           5,455,286                0.89       7.607          355          47.87
50.01% - 55.00%                                  63          11,488,055                1.87       8.023          346          53.09
55.01% - 60.00%                                  78          15,546,374                2.53       7.744          356          57.94
60.01% - 65.00%                                  94          18,290,823                2.98       7.877          353          63.55
65.01% - 70.00%                                 141          25,780,268                4.20       8.108          352          68.69
70.01% - 75.00%                                 213          43,398,124                7.07       8.246          355          73.90
75.01% - 80.00%                               1,103         233,299,622               38.02       7.917          355          79.69
80.01% - 85.00%                                 408          71,521,475               11.66       8.413          355          84.42
85.01% - 90.00%                                 450          99,093,497               16.15       8.433          356          89.68
90.01% - 95.00%                                 217          42,027,544                6.85       8.335          355          94.64
95.01% - 100.00%                                527          38,336,928                6.25      10.981          354          99.95
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Minimum: 11.75%
Maximum: 100.00%
Weighted Average: 80.81%

8. Range of Gross Margins (%)


                                                                            % of Mortgage      Weighted    Weighted
Range                                                                       Loan Pool by       Average      Average      Weighted
of                                        Number of       Aggregate           Aggregate         Gross      Remaining     Average
Gross                                     Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Margins (%)                                 Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,136        $144,716,437               23.58%      8.550%         350          82.49%
1.000% - 3.500%                                   1              56,819                0.01       9.900          355          85.00
3.501% - 4.000%                                   2             213,855                0.03       8.911          355          68.09
4.501% - 5.000%                                  12           3,462,332                0.56       7.435          353          80.87
5.001% - 5.500%                                   1              73,856                0.01       9.600          356          80.00
5.501% - 6.000%                                 888         179,015,287               29.17       7.946          356          81.75
6.001% - 6.500%                               1,092         235,315,306               38.35       8.310          356          80.65
6.501% - 7.000%                                 132          25,460,841                4.15       8.822          356          78.69
7.001% - 7.500%                                 141          25,288,304                4.12       8.946          356          68.31
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 3.470%
Maximum: 7.450%
Non-Zero Weighted Average: 6.182%

9. Range of Minimum Mortgage Rates (%)


Range                                                                       % of Mortgage      Weighted    Weighted
of                                                                          Loan Pool by       Average      Average      Weighted
Minimum                                   Number of       Aggregate           Aggregate         Gross      Remaining     Average
Mortgage                                  Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)                                   Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,136        $144,716,437               23.58%      8.550%         350          82.49%
5.001% - 5.500%                                   3             581,567                0.09       5.398          355          62.51
5.501% - 6.000%                                  21           8,745,872                1.43       5.884          356          79.52
6.001% - 6.500%                                  40          11,946,925                1.95       6.351          356          77.45
6.501% - 7.000%                                 166          47,013,147                7.66       6.832          356          77.76
7.001% - 7.500%                                 244          64,158,361               10.46       7.324          356          79.47
7.501% - 8.000%                                 385          92,040,559               15.00       7.800          356          79.50
8.001% - 8.500%                                 324          63,911,101               10.42       8.290          356          79.44
8.501% - 9.000%                                 397          72,902,652               11.88       8.776          356          81.37
9.001% - 9.500%                                 281          46,508,674                7.58       9.269          356          82.34
9.501% - 10.000%                                226          33,642,778                5.48       9.760          356          83.51
10.001% - 10.500%                                95          14,251,207                2.32      10.219          356          85.21
10.501% - 11.000%                                63           9,835,069                1.60      10.749          356          82.21
11.001% - 11.500%                                20           2,877,575                0.47      11.178          356          74.97
11.501% - 12.000%                                 2             277,357                0.05      11.891          356          62.77
12.001% - 12.500%                                 2             193,755                0.03      12.226          357          74.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 5.275%
Maximum: 12.275%
Non-Zero Weighted Average: 8.228%

10. Range of Maximum Mortgage Rates (%)


Range                                                                       % of Mortgage      Weighted    Weighted
of                                                                          Loan Pool by       Average      Average      Weighted
Maximum                                   Number of       Aggregate           Aggregate         Gross      Remaining     Average
Mortgage                                  Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Rates (%)                                   Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,136        $144,716,437               23.58%      8.550%         350          82.49%
12.001% - 12.500%                                 4           1,042,559                0.17       5.609          353          70.25
12.501% - 13.000%                                22           8,480,381                1.38       5.910          356          79.45
13.001% - 13.500%                                44          12,493,586                2.04       6.392          356          77.77
13.501% - 14.000%                               165          46,886,192                7.64       6.833          356          77.77
14.001% - 14.500%                               241          63,658,957               10.37       7.324          356          79.44
14.501% - 15.000%                               387          92,463,183               15.07       7.806          356          79.50
15.001% - 15.500%                               328          64,496,214               10.51       8.298          356          79.50
15.501% - 16.000%                               393          72,364,225               11.79       8.776          356          81.39
16.001% - 16.500%                               277          45,923,561                7.48       9.269          356          82.29
16.501% - 17.000%                               227          33,808,837                5.51       9.766          356          83.33
17.001% - 17.500%                                96          14,319,071                2.33      10.218          356          85.21
17.501% - 18.000%                                61           9,601,146                1.56      10.752          356          82.82
18.001% - 18.500%                                20           2,877,575                0.47      11.178          356          74.97
18.501% - 19.000%                                 2             277,357                0.05      11.891          356          62.77
19.001% - 19.500%                                 2             193,755                0.03      12.226          357          74.03
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 12.275%
Maximum: 19.275%
Non-Zero Weighted Average: 15.223%

11. Initial Cap (%)


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
                                          Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Initial Cap (%)                             Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,136        $144,716,437               23.58%      8.550%         350          82.49%
1.00%                                            15           2,041,585                0.33       8.453          356          80.44
1.50%                                         2,252         466,336,767               76.00       8.229          356          80.29
3.00%                                             2             508,248                0.08       6.045          351          81.39
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 1.000%
Maximum: 3.000%
Non-Zero Weighted Average: 1.499%

12. Periodic Cap (%)


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Periodic                                  Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Cap (%)                                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,136        $144,716,437               23.58%      8.550%         350          82.49%
1.00%                                            17           2,549,833                0.42       7.973          355          80.63
1.50%                                         2,252         466,336,767               76.00       8.229          356          80.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Minimum: 1.000%
Maximum: 1.500%
Non-Zero Weighted Average: 1.497%

13. Next Rate Adjustment Date


                                                                            % of Mortgage      Weighted    Weighted
Next                                                                        Loan Pool by       Average      Average      Weighted
Rate                                      Number of       Aggregate           Aggregate         Gross      Remaining     Average
Adjustment                                Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Date                                        Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Fixed Rate Loans                              1,136        $144,716,437               23.58%      8.550%         350          82.49%
Aug-07                                            2             557,488                0.09       6.394          351          80.14
Sep-07                                            5           1,131,076                0.18       7.351          352          81.46
Oct-07                                           24           4,839,261                0.79       7.462          353          82.71
Nov-07                                           30           7,241,967                1.18       7.856          354          83.37
Dec-07                                          211          38,893,542                6.34       8.424          355          79.14
Jan-08                                        1,063         215,006,159               35.04       8.330          356          80.00
Feb-08                                          718         155,161,789               25.29       8.232          357          80.57
Sep-08                                           13           1,741,196                0.28       7.044          352          78.06
Oct-08                                            8           1,662,042                0.27       7.562          353          83.80
Nov-08                                           16           4,341,397                0.71       7.815          354          88.63
Dec-08                                           29           6,721,431                1.10       7.190          355          81.81
Jan-09                                           63          14,452,932                2.36       7.715          356          80.61
Feb-09                                           86          17,017,129                2.77       8.077          357          78.86
Nov-10                                            1             119,191                0.02       7.000          354          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Non-Zero Weighted Average: 2008-02-11

14. Geographical Distribution


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Geographical                              Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Distribution                                Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
California                                      688        $201,832,798               32.89%      7.919%         355          79.23%
Florida                                         421          66,779,878               10.88       8.527          356          79.23
New York                                        172          41,028,503                6.69       8.182          354          80.02
Texas                                           245          24,719,108                4.03       8.620          346          80.42
New Jersey                                      102          24,246,317                3.95       8.488          356          83.32
Arizona                                         143          22,748,577                3.71       8.698          356          80.82
Illinois                                        130          18,210,912                2.97       8.662          353          82.14
Massachusetts                                    83          17,581,361                2.87       8.576          356          81.98
Hawaii                                           51          14,549,981                2.37       7.396          354          80.38
Washington                                       71          14,362,609                2.34       7.925          354          82.18
Maryland                                         68          14,173,295                2.31       8.168          356          79.25
Other                                         1,231         153,369,697               24.99       8.666          354          83.22
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


Number of States Represented: 50

15. Occupancy


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
                                          Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Occupancy                                   Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Primary                                       3,064        $554,158,257               90.31%      8.245%         355          80.42%
Investment                                      226          41,899,433                6.83       8.898          355          84.88
Second Home                                     115          17,545,347                2.86       8.734          356          83.41
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


16. Property Types


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Property                                  Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Types                                       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                       2,523        $441,239,689               71.91%      8.262%         355          80.43%
Planned Unit Development                        408          74,063,467               12.07       8.484          354          81.75
2-4 Family                                      224          56,035,418                9.13       8.243          355          80.86
Condo                                           249          42,194,049                6.88       8.501          355          83.09
Modular                                           1              70,414                0.01       7.850          356          80.00
------------------------------------------------------------------------------------------------------------------------------------
Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
------------------------------------------------------------------------------------------------------------------------------------


17. Loan Purpose


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Loan                                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Purpose                                     Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
------------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout                           1,662        $319,022,971               51.99%      8.165%         354          77.68%
Purchase                                      1,442         237,922,726               38.77       8.573          356          84.89
Refinance - Rate Term                           301          56,657,339                9.23       7.952          354          81.28
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Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
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18. Documentation Level


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Documentation                             Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Level                                       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
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Full Documentation                            2,033        $329,186,970               53.65%      8.040%         354          80.20%
Stated Documentation                          1,314         271,440,190               44.24       8.652          355          81.40
Limited Documentation                            58          12,975,876                2.11       7.687          354          83.95
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Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
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19. Original Prepayment Penalty Term (months)


                                                                            % of Mortgage      Weighted    Weighted
Original                                                                    Loan Pool by       Average      Average      Weighted
Prepayment                                Number of       Aggregate           Aggregate         Gross      Remaining     Average
Penalty                                   Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Term (months)                               Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
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None                                            978        $154,641,088               25.20%      8.873%         354          83.15%
12                                              151          40,909,648                6.67       8.177          355          79.12
24                                            1,652         310,612,250               50.62       8.268          356          80.52
36                                              624         107,440,051               17.51       7.634          352          78.93
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Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
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Non-Zero Minimum: 12
Maximum: 36
Non-Zero Weighted Average: 26


20. Lien Position


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
Lien                                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Position                                    Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
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1st Lien                                      2,894        $579,175,407               94.39%      8.132%         355          79.68%
2nd Lien                                        511          34,427,630                5.61      11.188          354          99.79
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Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
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21. FICO Score


                                                                            % of Mortgage      Weighted    Weighted
                                                                            Loan Pool by       Average      Average      Weighted
                                          Number of       Aggregate           Aggregate         Gross      Remaining     Average
FICO                                      Mortgage      Cut-off Date        Cut-off Date       Interest      Term        Combined
Score                                       Loans     Principal Balance   Principal Balance      Rate      (months)    Original LTV
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481 - 500                                        16          $2,325,327                0.38%      9.221%         356          73.87%
501 - 520                                       248          35,055,202                5.71       9.325          354          74.55
521 - 540                                       311          44,838,100                7.31       8.929          355          74.40
541 - 560                                       247          41,619,637                6.78       8.784          356          77.96
561 - 580                                       225          39,324,180                6.41       8.665          353          79.02
581 - 600                                       379          59,258,846                9.66       8.358          353          80.08
601 - 620                                       400          76,674,253               12.50       8.063          355          81.88
621 - 640                                       497          87,069,841               14.19       8.246          356          83.28
641 - 660                                       404          78,602,803               12.81       8.062          355          82.23
661 - 680                                       270          58,780,937                9.58       7.870          355          82.53
681 - 700                                       172          38,882,934                6.34       7.701          353          82.31
701 - 720                                        89          17,286,206                2.82       8.176          353          83.99
721 - 740                                        68          15,837,545                2.58       8.024          355          84.80
741 - 760                                        44           9,803,897                1.60       7.752          353          84.20
761 - 780                                        19           4,060,198                0.66       8.722          350          85.60
781 - 800                                        13           3,416,857                0.56       7.801          355          87.07
801 >=                                            3             766,272                0.12       8.141          356          75.95
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Total:                                        3,405        $613,603,037              100.00%      8.303%         355          80.81%
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Minimum: 486
Maximum: 813
Weighted Average: 619

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